Financial Instruments - Categories of Financial Instruments (Detail) $ in Millions, $ in Millions	Dec. 31, 2020 TWD ($)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 TWD ($)
Financial assets
Mandatorily measured at FVTPL	$ 687		$ 779
Hedging financial assets	2	$ 0	0
Financial assets at amortized cost (Note a)	62,405		71,852
Financial assets at FVOCI	7,193		7,154
Financial liabilities
Measured at FVTPL Held for trading	0		0
Measured at amortized cost (Note b)	$ 62,557		$ 34,434